ADIRONDACK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated July 15, 2006

Supplemented June 7, 2007

The Adirondack Small Cap Fund

26 Vly Road

ALBANY, NY 12205

1-888-686-2729 toll free

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated July 15, 2006.  The Annual Report to shareholders for the period  ended March 31, 2006 is incorporated herein by reference.  A free copy of the Prospectus or Annual Report can be obtained without charge by contacting the transfer agent, Mutual Shareholder Services, LLC., at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling, 1-888-686-2729.

TABLE OF CONTENTS

General Information

2

Ethics

2

Proxy Voting

3

Disclosure of Portfolio Holdings

4

Permitted Investments

5

Investment Restrictions

12

Investment Advisor and Other Services

15

Determination of Share Price

18

Additional Tax Information

19

Control Persons and Principal Holders of Securities

19

Trustees and Officers

20

Portfolio Transactions and Brokerage

22

Financial Statements

24

General Information

The Adirondack Funds (the “Trust”) is an Ohio business trust formed by an Agreement and Declaration of Trust on December 8, 2004.  The Trust is an open-end investment company.  The Adirondack Small Cap Fund was organized as a diversified series of the Trust on December 8, 2004, and commenced operations on April 6, 2005.  The Fund is advised by Adirondack Research & Management Inc. a registered investment advisor (the “Advisor”) owned by the President of the Trust.  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “How Net Asset Value Is Computed” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

Ethics

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Trust and the Advisor have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Trust and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

Proxy Voting

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Advisor.  The Advisor will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor.  In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.  The Advisor has developed a detailed proxy voting policy that has been approved by the Trustees of the Fund.

The Advisor’s policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Advisor’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

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electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

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approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

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providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll free, 1-888-686-2729 or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-686-2729 and will be sent within three business days of receipt of a request.

Disclosure of Portfolio Holdings

It is a policy of the Fund and a fiduciary duty of the Advisor not to disclose intentions to purchase or sell securities to anyone other than the broker/dealer commissioned to execute the trade.  Furthermore, the Advisor will not disclose details of positions owned by the Fund in an effort to encourage market-timing or otherwise treat shareholders preferentially.  The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information.  All other information is non-public information.

The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents are the Advisor, Transfer Agent, Fund Accounting Agent and Custodian.  The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time.  The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings.  This information is disclosed to all such third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Fund believes, based upon its expected size and operations, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Advisor, or any affiliated person of the Fund, or the Advisor. Additionally, the Fund, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Permitted Investments

Non-Principal Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  Additional non-principal strategies and risks are discussed here.

CORPORATE DEBT SECURITIES are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.   In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.    The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

The Fund may also purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as "junk bonds," often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer's creditworthiness.   Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates.   While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession.  The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund's objective without presenting excessive risk.  The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends.  To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser's credit analyses than is the case for higher quality bonds.  While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold.  If there is not established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available.   Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions.   If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.   Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund's assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type held by the Fund.  In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.   The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

WARRANTS are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

RIGHTS are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

PREFERRED STOCKS are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

FOREIGN SECURITIES are considered only if they are trading in domestic markets through the American Depositary Receipts (ADRs). An ADR is a receipt for the shares of a foreign-based corporation, held in the vault of a U.S. bank and entitling the shareholder to all dividends and capital gains.  A company issues a sponsored ADR whose stock will underlie the ADR. The corporation provides financial information to the bank and may subsidize the administration of the ADRs. An unsponsored ADR is issued by a broker/dealer or a depositary bank without the involvement of the company whose stock underlies the ADR.  Purchases of foreign equity securities entail certain risks.   For example, there may be less information publicly available about a foreign company then about a U.S.  Company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.   Other risks associated with investments in foreign securities include changes in restrictions on foreign   currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.   Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

INVESTMENT COMPANY SECURITIES are shares of other mutual funds.  Due to adverse market, economic, political or other conditions; to maintain liquidity; or pending selection of investments, the Fund may temporarily invest in investment companies with investment objectives and principal investment strategies similar to those of the Fund.  Investments in other investment companies must be in accordance with the Fund’s investment policies. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the "1940 Act"), the Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and  (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it  through  a principal underwriter or otherwise at  a  public  or offering price which includes  a  sales  load  of more than 1  1/2% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment advisor and incur fees and expenses, such investments by the Fund will cause the Fund, and indirectly the Fund’s shareholders, to bear duplicate fees.

FUTURES CONTRACTS.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated  "contract markets" by the Commodity Futures Trading Commission (the  "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly.

The Fund will engage in futures transactions for hedging purposes only. This means that the Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise.  If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

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Liquidity Risk.  Because futures contracts are generally settled within a   day from the date they are closed out, compared with a settlement period    of three days for some types of securities, the futures markets can    provide superior liquidity to the securities markets. Nevertheless, there   is no assurance that a liquid secondary market will exist for any   particular futures contract at any particular time. In addition, futures    exchanges may    establish daily price fluctuation limits for futures    contracts and may halt trading if a contract's price moves upward or    downward more than the limit in a given day. On volatile trading days    when the price fluctuation limit is reached, it may be impossible for the   Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly    liquidate unfavorable futures positions and potentially could be required    to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

•

Risk of Loss.  Although the Fund believes that the use of such contracts   will benefit the Fund, the Fund's overall performance could be worse than   if the Fund had not entered into futures contracts if the Advisor's    investment judgment proves incorrect. For example, if the Fund has hedged    against the effects of a possible decrease in prices of securities held    in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of  offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.  Those sales may be, but will    not necessarily be, at increased prices that reflect the   rising market    and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be   substantial, due both to the low margin deposits required, and the   extremely high degree of leverage involved in futures pricing.  Because   the deposit requirements in the futures markets are less onerous than   margin requirements in the securities market, there may be increased   participation by speculators in the futures market that may also cause   temporary price distortions.  A relatively small price movement in a   futures contract may result in immediate and substantial loss (as well as   gain) to the investor. For example, if at the time of purchase, 10% of   the value of the futures contract is deposited as margin, a subsequent   10% decrease in the value of the futures contract would result in a total   loss of the margin deposit, before any deduction for the transaction   costs, if the account were then closed out. Thus, a purchase or sale of a   futures contract may result in losses in excess of the amount invested in   the contract.  The Fund will only engage in futures transactions when it   is believed these risks are justified and will engage in futures    transactions primarily for risk management purposes.

•

Correlation Risk.   The prices of futures contracts depend primarily on   the value of their underlying instruments.  Because there are a limited   number   of   types of futures contracts, it is possible that the   standardized futures contracts available to the Fund will not match   exactly the Fund's current or potential investments. The Fund may buy and   sell futures   contracts based on underlying instruments with different   characteristics from the securities in which it typically invests--for   example, by hedging investments in portfolio securities with a futures   contract based on a broad index of securities--which involves a risk that   the futures position will not correlate precisely with the performance of   the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

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Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;

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May be maintained in cash or certain other liquid assets by the Fund's Custodian for the benefit of the FCM; and

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Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party’s position declines, that party will be required to make additional "variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account  (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract  (less any margin on deposit).  However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Illiquid Securities or Restricted Securities

The Fund may invest up to 15% of its net assets in securities that are considered illiquid.  Illiquid securities may trade at a discount to comparable, more liquid investments and thereby restrict the ability of the Fund to dispose of its investments for a fair price in a timely fashion.  A stock will be deemed illiquid if the Fund cannot exit the entire position within seven trading days without materially impacting the stock price.  Illiquid securities pose more risk to Fund shareholders and therefore must be monitored closely by the Advisor.

Real Estate Investment Trusts

The Fund may invest up to 10% of its asses in the securities of real estate investment trusts (REITs).  REITs offer investors greater liquidity and diversification than direct ownership of properties.  A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate.  Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income.  Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value.  Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans.  Hybrid REITs generally invest in both real property and mortgages.  Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements.  Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies.  Like any investment in real estate, though, a REITs performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations.  Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified.  These characteristics subject REITs to the risks associated with financing a limited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.  Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.  Because REITs employ an investment advisor and incur fees and expenses, such investments by the Fund will cause the Fund, and indirectly the Fund’s shareholders, to bear duplicate fees.

Investment Restrictions

For the benefit of shareholders, the Fund has adopted the following restrictions, which are fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding voting securities**.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  Section 18(f) of the Investment Company Act of 1940 Act generally prohibits a fund from issuing any senior security, except that a fund may borrow from a bank if the Fund has asset coverage of at least 300%.  The SEC has described certain types of fund portfolio transactions that it believes involve leverage and, therefore, could be deemed to create senior securities.  The SEC has stated, however, that a senior security will not be created if a fund either “covers” its obligations under these portfolio transactions by either owning or having the right to obtain the security underlying the transaction, or by maintaining a segregated asset account on the books of its custodian containing liquid assets equal in value to the fund’s potential exposure to the leveraged transaction.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.

Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraphs 1 and 2 above.  In the event the Fund’s illiquid holdings exceed 15% of its net assets, the Fund will remedy the situation as promptly as possible, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within such reasonable time after the consummation of such merger, consolidation or acquisition as is necessary to preserve the tax-free nature of the transaction, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

The Fund has adopted the following restrictions, which are non-fundamental policies and can be changed without the approval of shareholders.  The Fund may not:

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  The Fund will not mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques.

4.  Options.  The Fund will not purchase or sell puts, calls, options or straddles.

5.  Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

**  As used in  this  Statement of  Additional  Information as  to  any  matter requiring  shareholder  approval,   the  phrase  "majority  of  the  outstanding securities" means the vote at a meeting of (i) 67% or more of the shares present or  represented,  if the  holders  of more  than 50% of the  outstanding voting securities are present in person or represented by proxy,  or (ii) more than 50% of the outstanding voting securities, whichever is less.

Investment Advisor and Other Services

Investment Advisor

Adirondack Research & Management Inc. (the "Advisor") 26 Vly Road, Albany, New York 12205 acts as the investment advisor to the Fund.  The Advisor provides to the Fund such investment advice as the Board of Trustees deem advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Advisor determines the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  The annual fee accrues daily and is deducted from the daily average net assets of the Fund.

The Advisor retains the right to use the name “Adirondack” in connection with another investment company or business enterprise with which the Advisor is or may become associated.  The Trust’s right to use the name “Adirondack” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

The Advisor (from its own resources) may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders.  Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

For the period April 6, 2005 (commencement of investment operations) through March 31, 2006, the Fund paid management fees of $51,384.

The Portfolio Manager

Mr. Matthew P. Reiner and Mr. Gregory Roeder (the "Portfolio Managers") are responsible for the day-to-day management of the Fund.  As owners of the Advisor, Mr. Reiner and Mr. Roeder will receive a share of any profits realized by the Advisor.  This could be in the form of a salary or profit distributions.  As of the date of this SAI, Mr. Reiner was responsible for the management of the following types of accounts in addition to the Fund:  [to be supplied]

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	0	0	0	$0

  As of the date of this SAI, Mr. Roeder was responsible for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Currently, the investment objectives and investment strategies of the Fund and the other accounts managed by the Portfolio Managers are not similar.  However, conflicts may arise in connection with their management of the Fund’s investments and the investments in the other accounts.  , The Advisor has adopted the code of ethics as set forth by The CFA Institute. This code specifically addresses issues involving duties to clients and conflicts of interest. Furthermore, the advisor maintains trading procedures that minimize the potential for conflicts. Further details of these procedures are outlined in the Portfolio Transactions and Brokerage section of this SAI. The Advisor is satisfied that the current policies and procedures of the Advisor are adequate to address conflicts of interest and protect the rights of shareholders.

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers in the Fund as of March 31, 2006.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Matthew P. Reiner	Over $100,000
Gregory Roeder	Over $100,000

Custodian

The Huntington National Bank, a national banking association having its principal office at 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Transfer Agent and Fund Accountant

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive Suite 400,Broadview Heights, OH 44147 acts as the Fund's transfer agent.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  . These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

The Fund will receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $11 million in assets. In addition, for the first twelve months of operation, MSS will offer the Fund an additional monthly discount on transfer agency and fund accounting services.

For the period April 6, 2005 (commencement of investment operations) through March 31, 2006, MSS received $20,183 from the Fund for these fund accounting and transfer agent services.

Independent Registered Public Accounting Firm

The firm of Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2007.  Sanville & Company performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

Determination of Share Price

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays and Good Friday).  Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by a pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Board of Trustees annually reviews and approves the use of the pricing services, including the methodology used by the pricing services to value securities.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that the methodology used by the pricing service will result in the fair valuation of Fund securities.

Additional Tax Information

The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Control Persons and Principal Holders of Securities

Mr. Morizio is the Secretary and a Trustee of the Trust and one of the owners of the Advisor. He also owns the Center for Financial Planning (“CFP”), a registered investment advisory firm.  He has disclosed to the Trust that CFP has discretion to direct its clients’ investments, and that CFP  has invested a portion of it’s clients’ assets in the Fund  As of May 31, 2006, clients of CFP owned 70% of the outstanding shares of the Fund.    Mr. Morizio has also disclosed to the Trust that some or all of the CFP client assets may be redeemed from the Fund at any time if CFP determines that redemption is in the best interests of a client.   Although CFP has investment discretion over its clients’ assets, it is the Trust’s understanding that CFP does not vote proxies on behalf of its clients, and consequently will not vote if the Trust holds a shareholder meeting.]

As of May 31, 2006, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Fund	Percentage of Ownership	Type of Ownership
Charles Schwab & Co 101 Montgomery St San Francisco, CA 94104	The Adirondack Small Cap Fund	71.7%	Record
NPP Family LP* 405 Tower Street Waterville, NY 13480	The Adirondack Small Cap Fund	6.07%	Beneficial
Norman J Plourde* Valatie, NY 12184	The Adirondack Small Cap Fund	5.61%	Beneficial

* NPP Family LP is a Trust in which Norman J. Plourde has a beneficial interest.

Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor.

Management Ownership

As of May 31, 2006, all officers and trustees as a group owned 17.53% of the outstanding shares of the Fund.

Trustees and Officers

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of July 15, 2006, the Fund is the only series in the “Fund Complex”.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Kevin Gallagher 100 Ford Rd. Denville, New Jersey 07834 Year of Birth: 1964	Trustee since March 2005	Vice President of Business Development, Panurgy NY Metro, LLC since February 2004; Director of Sales, Coca-Cola Enterprises from December 1988 through February 2004.
Wade Coton 26 Vly Road Albany, New York 12205 Year of Birth: 1968	Trustee since March 2005	Home Builder and Developer, Richard H. List, Inc. since January 1995.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Norman Joseph Plourde 26 Vly Road Albany, New York 12205 Year of Birth: 1963	Trustee since March 2005

Treasurer and owner, Ideal Wood Products since October 2001; General Manager of Operations, Universal Forest Products since October 2001; General Manager and treasurer, P&R Truss Co. from June 1985 through October 2001.

Gregory A. Roeder 26 Vly Road Albany, New York 12205 Year of Birth: 1963	President and Chief Compliance Officer since March 2005	Principal, Adirondack Research & Management, Inc. from 2003 to the present; Portfolio Manager/Analyst, Eddy & Wakefield from 2000 to 2003; Analyst, CL King & Associates from 1997 to 2000.
Louis Morizio 26 Vly Road Albany, New York 12205 Year of Birth: 1959	Trustee since March 2005; Secretary since December 2004	Registered Investment Adviser, Center for Financial Planning since December 1994
Matthew Reiner 26 Vly Road Albany, New York 12205 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005

Vice President of Research, Paradigm Capital Management form 2000 to 2005; Senior Analyst ad Portfolio Manager, Paradigm Capital Management from 1998 to 2005; Equity Analyst, CL King & Associates from 1996 to 1998; Research Associate, CL King & Associates from 19954 to 1996.

  The persons list above (Roeder, Morizio,Reiner) are “interested persons” of the Trust because they are officers of the Trust and  are owners of the Fund’s adviser.  Mr. Plourde is an "interested person" by virtue of his ownership (direct or beneficial) of greater than 5% of the Fund's outstanding shares.

The Trust’s audit committee consists of Kevin Gallagher and Wade Coton.  The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  The audit committee met twice during the fiscal year ended March 31, 2006.

As of December 31, 2005, the Trustees owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in Trust
Norman J. Plourde	$500,001-$1,000,000	$500,001-$1,000,000
Kevin Gallagher	$50,001-$100,000	$50,001-$100,000
Wade Coton	$100,001-$500,000	$100,001-$500,000
Louis Morizio	$10,001 -$50,000	$10,001-$50,000

The following table describes the compensation paid to the Trustees of the Trust for the fiscal period  ended March 31, 2006.  Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

NAME	AGGREGATE COMPENSATION FROM THE FUND	TOTAL COMPENSATION FROM TRUST
Louis Morizio	$0	$0
Wade Coton	$600	$600
Kevin Gallagher	$600	$600
* Norman Joseph Plourde	$600	$600

* The Fund was reimbursed the Trustee fees paid to Mr. Plourde who may have been an "interested person", as that term is defined in the Investment Company Act of 1940, at the time the payments were made.

The Fund does not intend to pay any retainer fees to its officers for their services as such.  The directors who are not affiliated with the Investment Advisor will be paid a fee of $150 for each meeting of the Board of Directors that they attend, in addition to reimbursing all directors for travel and incidental expenses incurred by them in connection with their attendance at Board meetings.  Directors do not receive pension or retirement benefits.

Portfolio Transactions and Brokerage

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Advisor may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  For the fiscal period April 6, 2005 (commencement of investment operations) through March 31, 2006, the Fund paid brokerage commissions of  $9,948.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction.  If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes an adjustment is reasonable.

Financial Statements

The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the period April 6, 2005 (commencement of investment operations) through March 31, 2006.  You can obtain the Annual Report without charge by calling the Fund at 1-888-686-2729.